RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                        SUPPLEMENT DATED JANUARY 11, 2000
                      TO PROSPECTUS DATED OCTOBER 18, 1999


The disclosure under the caption "Purchases at Net Asset Value" on page 9 of the Prospectus is supplemented with the following information:

Shares of the Funds also may be purchased at net asset value by paid subscribers to electronic or other financial media services which have an association with the Advisor, its principals and officers. Investors who qualify for such purchases should clearly identify the services to which they subscribe and their subscriber number in the "Reduced Sales Charge" section of the Funds' Account Application. Existing shareholders of the Funds who qualify for this privilege should call the Transfer Agent at (800) 282-2340 for instructions on how to make subsequent purchases of Fund shares at net asset value.